Fees Summary	Sep. 03, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	6,600.00
Total Transaction Valuation	47,791,444.48
Total Offset Amount	6,600.00
Net Fee	$ 0